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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2003



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                     1-12534                  72-1133047
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)



                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press release issued by Newfield Exploration Company on October 29, 2003.
          99.2 Press release issued by Newfield Exploration Company on October 30, 2003.


ITEM 9.   REGULATION FD DISCLOSURE

          On October 30, 2003, Newfield issued a press release announcing the 2004 production estimates disclosed in its third quarter 2003 financial and operating results conference call. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On October 29, 2003, Newfield issued a press release announcing its third quarter and year-to-date 2003 financial results and fourth quarter 2003 earnings guidance regarding production and significant operating and financial data. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWFIELD EXPLORATION COMPANY



Date:  October 30, 2003                 By:  /s/ TERRY W. RATHERT
                                             ----------------------------------
                                             Terry W. Rathert
                                             Vice President and
                                             Chief Financial Officer
                                             (Authorized Officer and Principal
                                             Financial Officer)


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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

  99.1                Press release issued by Newfield Exploration Company on
                      October 29, 2003.
  99.2                Press release issued by Newfield Exploration Company on
                      October 30, 2003.